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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): July 18, 2001
                                                          -------------

                               CONCORD EFS, INC.
                               -----------------
              (Exact Name of Registrant as Specified in Charter)



          Delaware                     000-13848                 04-2462252
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(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)




2525 Horizon Lake Drive, Suite 120, Memphis, Tennessee              38133
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       (Address of Principal Executive Offices)                  (Zip Code)



Registrant's telephone number, including area code: (901) 371-8000
                                                    --------------


                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events.

          Press releases and the reports and other documents we file with the Securities and Exchange Commission may contain or incorporate by reference forward-looking statements made pursuant to the safe harbor provisions of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of future performance and involve risks, uncertainties and other factors, including those set forth in this paragraph. Important factors that could cause our actual performance or achievements to be materially different from any future results, performance or achievements expressed or implied by those statements include, but are not limited to: (i) the failure to successfully execute our corporate consolidation plan, (ii) the loss of key personnel or inability to attract additional qualified personnel, (iii) the loss of key customers, (iv) increasing competition, (v) changes in card association rules and practices, (vi) the inability to remain current with rapid technological change, (vii) risks related to acquisitions, (viii) the imposition of additional state taxes, (ix) continued consolidation in the banking and retail industries, (x) business cycles and the credit risk of our merchant customers, (xi) the outcome of litigation involving VISA and MasterCard, (xii) utility and system interruptions or processing errors, (xiii) susceptibility to fraud at the merchant level, (xiv) changes in card association fees, products or practices, (xv) restrictions on surcharging, (xvi) changes in rules and regulations governing financial institutions and (xvii) volatility of the price of our common stock. We undertake no obligation to publicly update or revise any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events or changes to future results over time. See the cautionary statements included as Exhibit 99.1 to this Form 8-K for a more detailed discussion of the foregoing and other factors.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a) - (b) Not applicable.

(c)  Exhibits:

Exhibit
Number    Description of Exhibit
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99.1      Cautionary Statements

                                       2
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                                   Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CONCORD EFS, INC.



Date:  July 18, 2001                   By:  /s/ E. T. Haslam
                                            --------------------------
                                            Edward T. Haslam
                                            Chief Financial Officer
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                                 Exhibit Index

          The following is a list of the Exhibits filed herewith.

Exhibit
Number    Description of Exhibit
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99.1      Cautionary Statements